UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/06/2007

O.I. CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-6511

Oklahoma	73-0728053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

151 Graham Road
P.O. Box 9010
College Station, TX 77842
(Address of principal executive offices, including zip code)

(979) 690-1711
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 6, 2007, the Board of Directors of OI Corporation (the "Company") amended Section 1 of Article VI of the Company's Bylaws to expressly provide for the issuance of un-certificated shares of the Company's stock in order to comply with a NASDAQ rule change requiring listed securities to be eligible to participate in the Direct Registration System by January 1, 2008. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The System is currently administered by the Depository Trust Company.

The amendment to the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1        Text of Amendment to Section 1 of Article VI of the Company's Bylaws as adopted December 6, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O.I. CORPORATION

Date: December 06, 2007	By:	/s/ J. Bruce Lancaster
J. Bruce Lancaster
CEO & CFO

Exhibit Index

Exhibit No.	Description
EX-3.1	Text of Amendment to Section 1 of Article VI of the Company's Bylaws as adopted December 6, 2007